EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of Court Document Services, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Court Document Services, Inc. for the six months ended June 30, 2012.

The undersigned certifies that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Court Document Services, Inc. as of June 30, 2012.

This Certification is executed as of July 26, 2012.

VISION INDUSTRIES CORP.

By:	/s/ MICHAEL J. DANIELS
Michael J. Daniels President, Treasurer, and Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Court Document Services, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.